SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 7, 1999


                            Centennial Cellular Corp.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-19603                   06-1158179
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


1305 Campus Parkway
Neptune, New Jersey                                               07753
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (732) 919-1000



                 50 Locust Avenue, New Canaan, Connecticut 06840
          (Former Name or Former Address, if Changed Since Last Report)








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Item 1.  Changes in Control of Registrant

          Merger Transaction

          On January 7, 1999, CCW Acquisition Corp., a company organized at the direction of Welsh, Carson, Anderson & Stowe, merged with and into Centennial Cellular Corp. (the "Company"). As a result of the merger, Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII") and other private investment partnerships and individuals affiliated with WCAS VIII, as well as certain affiliates of Blackstone Capital Partners, L.P., Signal/Centennial Partners, L.L.C. and Michael J. Small, Peter W. Chehayl and Edward G. Owen (collectively, the "Equity Investors"), acquired 92.9% of the equity interests in the Company from existing public stockholders in consideration for an equity investment of approximately $400 million. The source of funds for the transaction was working capital, or funds available for investment, of the Equity Investors.

          Financing Transactions

          In connection with the merger, the surviving corporation entered into a senior secured credit facility with various bank lenders in the aggregate amount of approximately $1.05 billion. Additionally, an affiliate of WCAS VIII purchased approximately $180 million aggregate amount of unsecured subordinated notes of the surviving corporation.

          In addition, on December 14, 1998, as part of the financing necessary to effect the merger, a corporation formed in connection with the merger, which became a subsidiary of the surviving corporation in a merger with the Company on January 7, 1999, issued $370 million of senior subordinated debt securities to qualified institutional buyers under a private placement offering pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended.

          In connection with the merger, the Company completed its tender offers (the "Offers") and consent solicitations with respect to its 8 7/8% Senior Notes due 2001 (the "8 7/8% Senior Notes") and the Company's 10 1/8% Senior Notes due 2005 (the "10 1/8% Senior Notes" and, together with the 8 7/8% Senior Notes, the "Senior Notes"). As of 5 p.m., New York City time, on January 6, 1999, the expiration date of the Offers, approximately $248.6 million of $250 million aggregate principal amount of the 8 7/8% Senior Notes had been tendered and approximately $99.8 million of the $100 million aggregate principal amount of the 10 1/8% Senior Notes had been tendered. The Company has accepted for payment all Senior Notes validly tendered and not properly withdrawn pursuant to the Offers. Supplemental indentures to the respective Indentures governing the Senior Notes are attached hereto as Exhibits 4.6 and 4.7.

          Stock Split

          The Company also declared a 3-for-1 stock split of its Class A Common Stock, par value $.01 per share, which was effected by means of a stock dividend. The record date for the dividend was January 8, 1999 and the payment date was January 13, 1999.



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Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     The following exhibits are filed as part of this Current Report on Form
     8-K:

2.1 Agreement and Plan of Merger, dated as of July 2, 1998 between Centennial Cellular Corp. and CCW Acquisition Corp. (Schedules omitted)*

2.2 Amendment, dated as of November 29, 1998, to the Agreement and Plan of Merger, dated as of July 2, 1998, by and between Centennial Cellular Corp. and CCW Acquisition Corp.**

3.1  Amended and Restated Certificate of Incorporation of Centennial Cellular
     Corp.

3.2  Amended and Restated Bylaws of Centennial Cellular Corp.

4.1 Securities Purchase Agreement dated as of December 29, 1998 among CCW Acquisition Corp. and the several persons named in Schedules I, II, III and IV thereto***

4.2 Stockholders Agreement dated as of January 7, 1999 among CCW Acquisition Corp. and the Purchasers named in Schedules I, II, III and IV thereto***

4.3 Registration Rights Agreement dated as of January 7, 1999 among CCW Acquisition Corp. and the Purchasers named in Schedules I, II, III and IV thereto***

4.4 Indenture dated as of December 14, 1998 between Centennial Operating Co. LLC and Centennial Finance Corp. and The Chase Manhattan Bank

4.5 Assumption Agreement and Supplemental Indenture, dated as of January 7, 1999, to the Indenture dated as of December 14, 1998

4.6 Third Supplemental Indenture dated as of January 7, 1999 between Centennial Cellular Corp. and Bank of Montreal Trust Company, Trustee, relating to the 8 7/8% Senior Notes due 2001 of Centennial Cellular Corp.

4.7 Fourth Supplemental Indenture dated as of January 7, 1999 between Centennial Cellular Corp. and Bank of Montreal Trust Company, Trustee, relating to 10 1/8% Senior Notes due 2005 of Centennial Cellular Corp.

4.8 Pledge and Escrow Agreement dated as of December 14, 1998 from Centennial Operating Co. LLC and Centennial Finance Corp., as Pledgors, to The Chase Manhattan Bank, as Trustee



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4.9  Registration Rights Agreement dated as of December 14, 1998 among
     Centennial Cellular Operating Co. LLC, Centennial Finance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nationsbanc Montgomery Securities LLC, Morgan Stanley & Co. Incorporated and Chase Securities Inc.

10.1 Credit Agreement dated as of January 7, 1999 among Centennial Cellular Operating Co. LLC, as Borrower; Centennial Wireless PCS Operations Corp., as PR Borrower; Centennial Cellular Corp., as a Guarantor; the other Guarantors party thereto; each of the lenders named therein; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as lead arranging agent; Nationsbank, N.A., as co-arranger and administrative agent; The Chase Manhattan Bank, as co-arranger and co-documentation agent; The Bank Of Nova Scotia, as co-documentation agent; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent; and Morgan Stanley Senior Funding, Inc., as senior managing agent

10.2 $180,000,000 Senior Subordinated Note due 2009 of Centennial Cellular Corp., dated as of January 7, 1999

10.3 Employment Agreement dated as of January 7, 1999 between Centennial Cellular Corp. and Michael Small

10.4 Employment Agreement dated as of January 7, 1999 between Centennial Cellular Corp. and Rudy J. Graf

99.1 Press Release dated as of January 7, 1999

99.2 Press Release dated as of January 7, 1999

99.3 Press Release dated as of January 8, 1999


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*    Previously filed as an Exhibit to the Current Report on Form 8-K of
     Centennial Cellular Corp. filed on July 16, 1998.

** Previously filed as an Exhibit to the Current Report on Form 8-K of Centennial Cellular Corp. filed on December 7, 1998.

*** Previously filed as an Exhibit to the Statement on Schedule 13D of Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Info Partners, L.P., WCAS Capital Partners III, L.P. and WCA Management Corporation filed on January 20, 1999.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTENNIAL CELLULAR CORP.


                                              By:   /s/  Michael J. Small
                                              Name:  Michael J. Small
                                              Title:    Chief Executive Officer

Date:  January 22, 1999



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                                  EXHIBIT INDEX

Exhibit                                                                     Page
No.      Description                                                         No.

3.1      Amended and Restated Certificate of Incorporation of Centennial
         Cellular Corp.

3.2      Amended and Restated Bylaws of Centennial Cellular Corp.

4.4 Indenture dated as of December 14, 1998 between Centennial Operating Co. LLC and Centennial Finance Corp. and The Chase Manhattan Bank

4.5 Assumption Agreement and Supplemental Indenture, dated as of January 7, 1999, to the Indenture dated as of December 14, 1998

4.6 Third Supplemental Indenture dated as of January 7, 1999 between Centennial Cellular Corp. and Bank of Montreal Trust Company, Trustee, relating to the 8 7/8% Senior Notes due 2001 of Centennial Cellular Corp.

4.7 Fourth Supplemental Indenture dated as of January 7, 1999 between Centennial Cellular Corp. and Bank of Montreal Trust Company, Trustee, relating to 10 1/8% Senior Notes due 2005 of Centennial Cellular Corp.

4.8 Pledge and Escrow Agreement dated as of December 14, 1998 from Centennial Operating Co. LLC and Centennial Finance Corp., as Pledgors, to The Chase Manhattan Bank, as Trustee

4.9 Registration Rights Agreement dated as of December 14, 1998 among Centennial Cellular Operating Co. LLC, Centennial Finance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nationsbanc Montgomery Securities LLC, Morgan Stanley & Co. Incorporated and Chase Securities Inc.

10.1 Credit Agreement dated as of January 7, 1999 among Centennial Cellular Operating Co. LLC, as Borrower; Centennial Wireless PCS Operations Corp., as PR Borrower; Centennial Cellular Corp., as a Guarantor; the other Guarantors party thereto; each of the lenders named therein; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as lead arranging agent; Nationsbank, N.A., as co-arranger and administrative agent; The Chase Manhattan Bank,



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         as co-arranger and co-documentation agent; The Bank Of Nova Scotia, as co-documentation agent; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent; and Morgan Stanley Senior Funding, Inc., as senior managing agent

10.2 $180,000,000 Senior Subordinated Note due 2009 of Centennial Cellular Corp., dated as of January 7, 1999

10.3 Employment Agreement dated as of January 7, 1999 between Centennial Cellular Corp. and Michael Small

10.4 Employment Agreement dated as of January 7, 1999 between Centennial Cellular Corp. and Rudy J. Graf

99.1     Press Release dated as of January 7, 1999

99.2     Press Release dated as of January 7, 1999

99.3     Press Release dated as of January 8, 1999



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